UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2025

McGRATH RENTCORP

(Exact name of registrant as specified in its Charter)

California

(State or other jurisdiction of incorporation)

0-13292	94-2579843
(Commission File Number)	(I.R.S. Employee Identification No.)

5700 Las Positas Road, Livermore, CA 94551-7800
(Address of principal executive offices)

(925) 606-9200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MGRC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

McGrath RentCorp (the “Company”) currently plans to hold its 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) on June 4, 2025. The Company intends to set the record date for determining the shareholders of record who will be entitled to vote at the 2025 Annual Meeting as the close of business on April 17, 2025. The time and location of the 2025 Annual Meeting will be as set forth in the Company’s definitive proxy statement for the 2025 Annual Meeting to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

Because the scheduled date of the 2025 Annual Meeting is more than 30 days before the anniversary of the Company’s 2024 Annual Meeting of Shareholders held on December 12, 2024, established deadlines regarding the submission of shareholder proposals pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the 2025 Annual Meeting are no longer applicable. The Company is hereby providing notice of certain deadlines for the submission of shareholder proposals in connection with the 2025 Annual Meeting in accordance with Rule 14a-5(f) under the Exchange Act, and is informing shareholders of the new dates described below for submitting shareholder proposals and other matters.

A shareholder intending to present (i) a proposal to be included in the proxy statement for the 2025 Annual Meeting pursuant to Rule 14a-8 or (ii) any director nomination or other proposal that any shareholder intends to present at the 2025 Annual Meeting but not seek to have included in the proxy materials pursuant to Rule 14a-8, must deliver the proposal or nomination in writing to the Company’s Secretary at its corporate office at 5700 Las Positas Road, Livermore, California 9455 no later than a reasonable time before we begin to print and mail the proxy materials for the 2025 Annual Meeting. To be considered for inclusion in this year’s proxy materials for the 2025 Annual Meeting, shareholder proposals must be submitted in writing on or before the close of business on March 31, 2025, which the Company believes to be a reasonable deadline under the applicable rules of the Exchange Act. In addition to complying with such deadline, shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting must also comply with California law, the Company’s amended and restated by-laws, as well as all applicable rules and regulations promulgated by the SEC under the Exchange Act. Any director nominations and shareholder proposals received after such deadline will be considered untimely and will not be considered for inclusion in the proxy materials for the 2025 Annual Meeting nor will it be considered at the 2025 Annual Meeting. The public announcement of an adjournment or postponement of the date of the 2025 Annual Meeting will not commence a new time period (or extend any time period) for submitting a proposal pursuant to Rule 14a-8.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by March 31, 2025, the tenth calendar day following the date of this Current Report on Form 8-K publicly announcing the date of the 2025 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGRATH RENTCORP

Dated: March 21, 2025

	By:	/s/ Gilda Malek
Gilda Malek
Vice President, General Counsel and Corporate Secretary